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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 31, 2001


                            UNITED COMMUNITY BANCORP
                   (formerly Catawba Valley Bancshares, Inc.)
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             (Exact name of Registrant as specified in its charter)


        North Carolina                 0-26551                 56-2137427
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(State or other jurisdiction   (Commission File No.)         (IRS Employer
      of incorporation)                                  Identification number)


                  804 Second Street, NE, Hickory, NC 28601-3843
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                    (Address of principal executive offices)


Registrant's telephone number, including area code (828) 431-2300


                         CATAWBA VALLEY BANCSHARES, INC.
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             (Former name or address, if changed since last report.)

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Item 2. Acquisition or Disposition of Assets.
--------------------------------------------

(a) On December 31, 2001, pursuant to an Agreement and Plan of Share Exchange dated June 29, 2001 (the "Agreement") between the Registrant, Catawba Valley Bank ("Catawba"), and First Gaston Bank of North Carolina ("First Gaston") which was approved by shareholders at a special meeting on November 27, 2001, Registrant acquired all of the outstanding $5.00 par value common stock of First Gaston. Under the terms of the Agreement, each share of First Gaston common stock was exchanged for 0.8934 shares of the Registrant's $1.00 par value common stock. Also pursuant to the Agreement and in connection with the share exchange, the Registrant changed its name to "United Community Bancorp".

In connection with the share exchange, the board of directors of the Registrant was reconstituted by reducing the minimum number of directors to 8 and to include 4 former directors of First Gaston and 4 directors of the Registrant.

(b) Pursuant to the Agreement, the Registrant has acquired all assets of First Gaston including plant, equipment, and physical property which all were used in the business of banking and other such business as it closely related to banking. The Registrant intends to continue using this plant, equipment, and physical property in the same manner as First Gaston prior to the share exchange.

Item 7. Financial Statements and Exhibits.
-----------------------------------------

(a) Financial statements of businesses acquired

    1. The audited consolidated statements of condition of First Gaston and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of income, shareholders' equity and cash flows for each of the three years ended December 31, 2000, and the related notes and report of independent auditors thereto are incorporated by reference to Exhibit 13.3 to Registrant's Registration Statement on Form S-4 (333-67290) filed August 10, 2001.

(b) Pro Forma Financial Information.

    1. Registrant and First Gaston unaudited pro forma condensed combined balance sheets at June 30, 2001, December 31, 2000 and December 31, 1999, the unaudited pro forma condensed combined statements of income for the six months ended June 30, 2001 and for the three years ended December 31, 2000, and the related notes to the unaudited pro forma condensed combined financial information and the unaudited pro forma combined capitalization at June 30, 2001 are incorporated by reference to Registrant's Registration Statement on Form S-4 (333-67290) filed August 10, 2001.

(c) Exhibits

    2 The Share Exchange Agreement is incorporated by reference to Appendix I to the Joint Proxy Statement-Prospectus contained in Registrant's Registration Statement on Form S-4 (333-67290) filed August 10, 2001.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      UNITED COMMUNITY BANCORP



                                      By:  /s/ R. Steve Aaron
                                           ------------------
                                           R. Steve Aaron
                                           President and Chief Executive Officer


Dated: January 2, 2002


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                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number      Description of Exhibit
------      ----------------------

   2 The Share Exchange Agreement is incorporated by reference to Appendix I to the Joint Proxy Statement-Prospectus contained in Registrant's Registration Statement on Form S-4 (333-67290) filed August 10, 2001.

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